                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): DECEMBER 18, 1997

                           OMEGA HEALTH SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                0-19283                            63-0858713
       (Commission File Number)       (I.R.S. Employer Identification No.)

            5100 POPLAR AVENUE, SUITE 2100, MEMPHIS, TENNESSEE 38137 (Address of principal executive offices, including Zip Code)

                                 (901) 683-7868
              (Registrant's telephone number, including Area Code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

On December 18, 1997, Omega Health Systems of Ohio, Inc. (Omega-Ohio), a wholly-owned subsidiary of the Registrant, acquired the outstanding stock of Central Ohio Eye Institute, Inc., an Ohio professional corporation which had practiced ophthalmology and operated an ambulatory surgery center. Subsequent to the merger, Omega-Ohio entered into a long-term management agreement with a new professional corporation owned by Harmeet S. Chawla, M.D. to carry on the practice formerly conducted by Central Ohio Eye Institute and to managed the ambulatory surgery center. The consideration for the merger consisted of 463,000 shares of the Registrant's common stock and cash of approximately $5,000,000.

The Registrant financed the cash portion of this transaction with borrowings under its Revolving Credit Facility with NationsCredit Commercial Corporation.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

      (a)  Financial Statements of the Business Acquired

          Central Ohio Eye Institute, Inc.
                  Independent Auditors' Report
                  Balance Sheet, December 31, 1996
                  Statement of Operations, Year ended December 31, 1996 Statement of Stockholder's Equity, Year ended December 31, 1996
                  Statement of Cash Flows, Year ended December 31, 1996 Notes to Financial Statements, December 31, 1996

                  Condensed Balance Sheet, September 30, 1997 (unaudited) Condensed Statement of Operations, Nine months ended September 30, 1997 (unaudited)
                  Condensed Statement of Cash Flows, Nine months ended
                  September 30, 1997 (unaudited)
                  Notes to Condensed Financial Statements, September 30, 1997 (unaudited)

          Unaudited Pro Forma Consolidated Financial Statements
              Unaudited Pro Forma Consolidated Balance Sheet, September 30, 1997 Unaudited Pro Forma Consolidated Statement of Operations, Nine
                months ended September 30, 1997
              Unaudited Pro Forma Consolidated Statement of Operations, Year
                ended December 31, 1996

         (b)  Exhibits

         2.1  Press Release dated December 22, 1997 *
         2.2  Stock Purchase Agreement *
         2.3  Stock Pledge and Escrow Agreement *
         2.4  Stock Restriction and Registration Rights Agreement *

* Previously filed.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     OMEGA HEALTH SYSTEMS, INC.

Dated: March 3, 1998                 By:  /s/ Ronald L. Edmonds
                                          -------------------------------
                                          Ronald L. Edmonds
                                          Executive Vice President and
                                          Chief Financial Officer

                        CENTRAL OHIO EYE INSTITUTE, INC.

                              Financial Statements

                                December 31, 1996

                   (With Independent Auditors' Report Thereon)

                          Independent Auditors' Report



The Stockholder
Central Ohio Eye Institute, Inc.:


We have audited the accompanying balance sheet of Central Ohio Eye Institute, Inc. as of December 31, 1996, and the related statements of operations, stockholder's equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Central Ohio Eye Institute, Inc. as of December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


                                                        KPMG Peat Marwick LLP
Memphis, Tennessee
December 12, 1997

                        CENTRAL OHIO EYE INSTITUTE, INC.

                                  Balance Sheet

                                December 31, 1996



                                 Assets
Current assets:
     Cash and cash equivalents                                         $ 17,676
     Accounts receivable, less allowance for uncollectible accounts
        of $200,000 (note 2)                                            530,105
     Inventories                                                         50,610
     Prepaid expenses                                                     4,844
                                                                       --------
                  Total current assets                                  603,235
Furniture, fixtures and equipment, net (note 3)                         202,699
                                                                       --------
                                                                       $805,934
                                                                       ========

        Liabilities and Stockholder's Equity
Current liabilities:
     Accounts payable                                                  $ 43,315
     Accrued payroll costs                                               68,543
     Other accrued expenses                                              13,962
     Current portion of capital lease obligations (note 4)               24,369
                                                                       --------
                  Total current liabilities                             150,189
Capital lease obligations, less current portion (note 4)                 41,446
                                                                       --------
                  Total liabilities                                     191,635
                                                                       --------
Stockholder's equity:
     Common stock, no par value, 750 shares authorized,
        100 shares issued and outstanding                                  --
     Additional paid-in capital                                             500
     Retained earnings                                                  613,799
                                                                       --------
                  Total stockholder's equity                            614,299
                                                                       --------
Commitments and contingencies (notes 4 and 6)
                                                                       $805,934
                                                                       ========




See accompanying notes to financial statements.

                        CENTRAL OHIO EYE INSTITUTE, INC.

                             Statement of Operations

                          Year ended December 31, 1996


Net patient service revenue (note 5)                                 $4,349,859
Expenses:
     Compensation to stockholder                                        119,967
     Salaries, wages and benefits                                       596,785
     General and administrative                                         310,676
     Pharmaceuticals and supplies                                        61,109
     Depreciation                                                        46,458
     Interest                                                             5,017
                                                                     ----------
                  Total expenses                                      1,140,012
                                                                     ----------
                  Net income                                         $3,209,847
                                                                     ==========



See accompanying notes to financial statements.

                        CENTRAL OHIO EYE INSTITUTE, INC.

                        Statement of Stockholder's Equity

                          Year ended December 31, 1996



                                                                 Additional                              Total
                                                Common             paid-in          Retained         stockholder's
                                                stock              capital          earnings            equity
                                                ------           ----------         --------         -------------
Balances at beginning of year                   $   -                500               723,240           723,740
Net income                                          -                  -             3,209,847         3,209,847
Distributions to stockholder                        -                  -            (3,319,288)       (3,319,288)
                                                -----                ---            ----------        ----------
Balances at end of year                         $   -                500               613,799           614,299
                                                =====                ===            ==========        ==========



See accompanying notes to financial statements.

                        CENTRAL OHIO EYE INSTITUTE, INC.

                             Statement of Cash Flows

                          Year ended December 31, 1996


Cash flows from operating activities:
     Net income                                               $ 3,209,847
     Adjustments to reconcile net income to net
        cash provided by operating activities:
           Depreciation                                            46,458
           Changes in operating assets and liabilities:
              Accounts receivable                                  35,832
              Accounts payable and accrued expenses                68,782
                                                              -----------
                  Net cash provided by operating activities     3,360,919
                                                              -----------
Cash flows from investing activities - capital expenditures       (33,539)
                                                              -----------
Cash flows from financing activities:
     Principal payments on capital lease obligations              (22,046)
     Distributions to stockholder                              (3,319,288)
                                                              -----------
                  Net cash used in financing activities        (3,341,334)
                                                              -----------
Decrease in cash and cash equivalents                             (13,954)
Cash and cash equivalents at beginning of year                     31,630
                                                              -----------
Cash and cash equivalents at end of year                      $    17,676
                                                              ===========
Supplemental disclosure:
     Interest paid                                            $     4,900
                                                              ===========



See accompanying notes to financial statements.

                        CENTRAL OHIO EYE INSTITUTE, INC.

                          Notes to Financial Statements

                                December 31, 1996



(1)    Summary of Significant Accounting Policies

       (a)   Description of Business

             Central Ohio Eye Institute, Inc. (the Company), the ophthalmology practice of Harmeet S. Chawla, M.D., is a medical and surgical practice specializing in ophthalmological services. Dr. Chawla is the sole stockholder of the Company.

             On December 16, 1997, Omega Health Systems, Inc. (Omega) acquired all of the issued and outstanding common stock of the Company. Simultaneously with the acquisition, Omega entered into a long-term management agreement with the Company.

             The accompanying financial statements have been prepared principally to accompany Omega's filing on Form 8-K.

       (b)   Cash Equivalents

             The Company considers investments in highly liquid debt instruments with an original maturity of three months or less to be cash equivalents.

       (c)   Inventories

             Inventories, consisting primarily of medical supplies, are stated at the lower of cost (first in, first out method) or replacement market.

       (d)   Statement of Operations

             For purposes of presentation, transactions deemed by management to be ongoing, major or central to the provision of health care services are reported as revenue and expenses. Peripheral or incidental transactions are reported as gains and losses.

       (e)   Net Patient Service Revenue

             Net patient service revenue is reported at the estimated net realizable amounts from patients, third-party payors and others for services rendered, including estimated retroactive adjustments, if any, under reimbursement agreements with third-party payors.

                                                                     (Continued)
                                        2

                        CENTRAL OHIO EYE INSTITUTE, INC.

                          Notes to Financial Statements



             Retroactively calculated contractual adjustments arising under reimbursement agreements with third-party payors, if any, are accrued on an estimated basis in the period the related services are rendered and adjusted as final settlements are determined.

       (f)   Charity Care

             The Company provides care to patients who meet certain criteria under its charity care policy without charge or at amounts less than its established rates. Because the Company does not pursue collection of amounts determined to qualify as charity care, such amounts are not reported as revenue. Charity care provided by the Company in 1996 was not significant.

       (g)   Furniture, Fixtures and Equipment

             Owned furniture, fixtures and equipment are stated at cost. Furniture, fixtures and equipment held under capital leases are stated at the lower of the present value of minimum lease payments at the beginning of the lease term or fair value at the inception of the lease.

             Depreciation for owned furniture, fixtures and equipment is calculated using the straight-line method over the estimated useful lives of the assets, as follows:

                                                        Estimated useful lives
                                                        ----------------------
                Furniture and fixtures                          5 years
                Medical equipment                              10 years

             Furniture, fixtures and equipment held under capital leases are amortized using the straight-line method over the shorter of the respective lease term or estimated useful life of the asset, which is generally three to five years.

       (h)   Income Taxes

             The Company has elected for its earnings to be taxed directly to its stockholder under the S Corporation provisions of the Internal Revenue Code and similar provisions of Ohio laws and regulations. Accordingly, the accompanying financial statements contain no provision for income taxes related to the Company's earnings.

                                                                     (Continued)

                        CENTRAL OHIO EYE INSTITUTE, INC.

                          Notes to Financial Statements



       (i)   Use of Estimates

             The preparation of financial statements in conformity with generally accepted accounting principles requires that management make estimates and assumptions affecting the reported amounts of assets, liabilities, revenues and expenses, as well as disclosure of contingent assets and liabilities. Actual results could differ from those estimates.

(2)   Business and Credit Concentrations

      The Company grants credit to patients, substantially all of whom reside in the Company's service area of Columbus, Ohio. The Company generally does not require collateral or other security in extending credit to patients; however, it routinely obtains assignment of (or is otherwise entitled to receive) patients' benefits payable under their health insurance programs, plans or policies (e.g., Medicare, Medicaid, Blue Cross, preferred provider arrangements and commercial insurance policies).

      The mix of receivables from patients and third-party payors follows:

             Medicare                                                     48%
             Commercial insurance                                         32
             Patient                                                      10
             Medicaid                                                      5
             Other third-party payors                                      5
                                                                         ---
                                                                         100%
                                                                         ===
(3)    Furniture, Fixtures and Equipment

       A summary of furniture, fixtures and equipment follows:

             Medical equipment                                       $246,652
             Furniture and fixtures                                     9,210
             Equipment held under capital leases (note 4)             115,196
                                                                     --------
                                                                      371,058
             Less accumulated depreciation and amortization           168,359
                                                                     --------
                                                                     $202,699
                                                                     ========



                                                                     (Continued)

                        CENTRAL OHIO EYE INSTITUTE, INC.

                          Notes to Financial Statements



(4)    Leases

       The Company is obligated under two capital leases for equipment. The gross amount of such assets held under capital lease was $115,196, with related accumulated amortization of $48,143.

       The Company also is obligated under certain noncancelable operating leases. Total lease expense for all operating leases was approximately $36,000 in 1996.

       Future minimum lease payments under noncancelable operating leases and the present value of minimum capital lease payments follow:

                                                                    Capital         Operating
                                                                     leases          leases
                                                                   ---------        ---------
             1997                                                    $24,369           40,355
             1998                                                     22,281           38,137
             1999                                                     22,281           32,225
             2000                                                      7,427           19,037
             2001                                                          -           11,760
             Thereafter                                                    -           38,220
                                                                     -------         --------
                                                                      76,358         $179,734
                                                                                     ========
             Less amount representing interest at 6.0%                10,543
                                                                     -------
                                                                      65,815
             Less current portion                                     24,369
                                                                     -------
             Capital lease obligations, less current portion         $41,446
                                                                     =======

(5)    Net Patient Service Revenue

       The Company has agreements with governmental and other third-party payors that provide for reimbursement to the Company at amounts different from its established rates. Contractual adjustments under third-party reimbursement programs represent the difference between the Company's billings at established rates for services and amounts reimbursed by third-party payors. Third-party payor activity for the Company principally involves the Medicare and Medicaid programs. Services rendered to beneficiaries under these programs are generally paid at prospectively determined procedural rates.

       The Company has historically not maintained records to segregate write-offs of uncollectible accounts from contractual and other adjustments, and therefore the separate provision for uncollectible accounts is not determinable.


                                                                     (Continued)

                        CENTRAL OHIO EYE INSTITUTE, INC.

                          Notes to Financial Statements



(6)    Professional and General Liability Insurance

       The Company maintains professional and general liability coverage under the provisions of certain claims-made policies. To the extent that any claims-made coverage is not renewed or replaced with equivalent insurance, claims based on occurrences during the term of such coverage, but reported subsequently, would be uninsured. Management believes, based on incidents identified through the Company's incident reporting system, that any such claims would not have a material effect on the Company's operations or financial position. In any event, management anticipates that the claims-made coverage currently in place will be renewed or replaced with equivalent insurance as the term of such coverage expires.

                        CENTRAL OHIO EYE INSTITUTE, INC.

                             Condensed Balance Sheet
                                   (unaudited)

                               September 30, 1997


                                 Assets
Current assets:
     Cash  and cash equivalents                                                 $   143,197
     Accounts receivable, less allowance for uncollectible accounts
        of $272,000                                                                 594,844
     Other current assets                                                            60,833
                                                                                -----------
                  Total current assets                                              798,874
Furniture, fixtures and equipment, net                                              231,529
                                                                                -----------
                                                                                $ 1,030,403
                                                                                ===========

        Liabilities and Stockholder's Equity
Current liabilities:
     Accounts payable and accrued expenses                                      $   210,752
     Current portion of capital lease obligations                                    22,281
                                                                                -----------
                  Total current liabilities                                         233,033
Capital lease obligations, less current portion                                      27,323
                                                                                -----------
                  Total liabilities                                                 260,356
                                                                                -----------
Stockholder's equity:
     Common stock, no par value, 750 shares authorized,
        100 shares issued and outstanding                                                 -
     Additional paid-in capital                                                         500
     Retained earnings                                                              769,547
                                                                                -----------
                  Total stockholder's equity                                        770,047
                                                                                -----------
Commitments and contingencies
                                                                                $ 1,030,403
                                                                                ===========




See accompanying notes to condensed financial statements.

                        CENTRAL OHIO EYE INSTITUTE, INC.

                        Condensed Statement of Operation
                                   (unaudited)

                      Nine months ended September 30, 1997



Net patient service revenue                                          $ 2,406,693
Expenses:
     Operating expenses                                                1,153,983
     Depreciation                                                         14,003
     Interest                                                             (7,740)
                                                                     -----------
                  Total expenses                                       1,160,246
                                                                     -----------
                  Net income                                         $ 1,246,447
                                                                     ===========



See accompanying notes to condensed financial statements.

                        CENTRAL OHIO EYE INSTITUTE, INC.

                        Condensed Statement of Cash Flows
                                   (unaudited)

                      Nine months ended September 30, 1997


Cash flows from operating activities:
     Net income                                                                  $  1,246,447
     Adjustments to reconcile net income to net
        cash provided by operating activities:
           Depreciation                                                                14,003
           Changes in operating assets and liabilities:
              Accounts receivable                                                     (64,739)
              Other current assets                                                     (5,379)
              Accounts payable and accrued expenses                                    84,932
                                                                                 ------------
                  Net cash provided by operating activities                         1,275,264
                                                                                 ------------
Cash flows from investing activities - capital expenditures                           (42,833)
                                                                                 ------------
Cash flows from financing activities:
     Principal payments on capital lease obligations                                  (16,211)
     Distributions to stockholder                                                  (1,090,699)
                                                                                 ------------
                  Net cash used in financing activities                            (1,106,910)
                                                                                 ------------
Increase in cash and cash equivalents                                                 125,521
Cash and cash equivalents at beginning of year                                         17,676
                                                                                 ------------
Cash and cash equivalents at end of year                                         $    143,197
                                                                                 ============



See accompanying notes to condensed financial statements.

                        CENTRAL OHIO EYE INSTITUTE, INC.

                     Notes to Condensed Financial Statements
                                   (unaudited)

                               September 30, 1997

1.    BASIS OF PRESENTATION

The accompanying unaudited condensed financial statements for the nine months ended September 30, 1997 have been prepared on a basis substantially consistent with the financial statements for the year ended December 31, 1996. In the opinion of management, all adjustments necessary for a fair presentation in conformity with generally accepted accounting principles have been made. The unaudited condensed financial statements should be read in conjunction with the financial statements for the year ended December 31, 1996 and notes thereto.

2.    CONTINGENCIES

The Company maintains professional and general liability coverage under the provisions of certain claims-made policies. To the extent that any claims-made coverage is not renewed or replaced with equivalent insurance, claims based on occurrences during the term of such coverage, but reported subsequently, would be uninsured. Management believes, based on incidents identified through the Company's incident reporting system, that any such claims would not have a material effect on the Company's operations or financial position. In any event, management anticipates that the claims-made coverage currently in place will be renewed or replaced with equivalent insurance as the term of such coverage expires.

              UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                          OF OMEGA HEALTH SYSTEMS, INC.

The following unaudited pro forma consolidated financial statements give effect to the following affiliation and acquisition transactions (collectively, the "Transactions"), on the dates indicated, of Omega Health Systems, Inc. as if each had occurred at the beginning of the applicable periods presented in the accompanying pro forma consolidated financial statements of operations and on September 30, 1997 for purposes of the accompanying pro forma consolidated balance sheet:

         - Paul E. Garland, M.D., P.A. and Capital Eye Surgery Center, Inc. on March 13, 1996

         - EyeCare and Surgery Center of North Texas, P.A. and Surg EyeCare, Inc. on September 10, 1996

         - Sarah Jablecki Hays, M.D., P.C. and Refractive Surgery Center of Birmingham, A Professional Corporation ("Hays") on March 1, 1997

         - Primary Eyecare Network and P.E.N. Resources, Inc. ("PEN") on April 30, 1997

         - Faust Eye Center, P.C. and The Outpatient Surgery Center of Indiana, Inc. ("Faust") on May 1, 1997

         - Dillman Eye Care Associates, Inc. and Dillman Eye Care Optical Department, Inc. ("Dillman") on August 29, 1997

         - Eye Surgeons and Consultants, Inc. and Golden Eye Surgeons and Consultants, Ltd. ("Golden") on September 26, 1997

         - Alan D. Baribeau, M.D., P.A. and South Texas Outpatient Surgical Center, Inc. ("Baribeau") on November 26, 1997

         -     Central Ohio Eye Institute, Inc. ("Chawla") on December 18, 1997


The unaudited pro forma consolidated financial statements have been prepared by the Company based on the historical financial statements of the Company and Chawla included elsewhere in this Prospectus, the historical financial statements of Hays, PEN, Faust, Dillman, Golden and Baribeau which are not included herein, as well as certain preliminary estimates and assumptions deemed appropriate by management of the Company. The pro forma consolidated financial statements may not be indicative of actual results as if the transactions had occurred on the dates indicated or which may be realized in the future.

                           OMEGA HEALTH SYSTEMS, INC.
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 1997

                                                                 BARIBEAU       CHAWLA
                                                 HISTORICAL     TRANSACTION   TRANSACTION    PRO FORMA
                                                 -----------    -----------   -----------   ----------
Cash                                               5,643,986          --           --        5,643,986
Accounts receivables, net of allowances           11,858,079       327,871         --       12,185,950
Prepaid expenses and other current assets            923,190        11,491         --          934,681
                                                 -----------     ---------    ---------    -----------
     Total current assets                         18,425,255       339,362         --       18,764,617

Equipment, furniture and fixtures                 14,506,491     1,400,000      300,000     15,906,491
Accumulated depreciation                          (6,609,279)         --           --       (6,609,279)
                                                 -----------     ---------    ---------    -----------
     Net equipment, furniture and fixtures         7,897,212     1,400,000      300,000      9,297,212

Management service agreements                     19,194,725          --           --       19,194,725
Other assets                                       3,066,832     1,184,071    7,408,750      4,250,903
                                                 -----------     ---------    ---------    -----------

     Total assets                                 48,584,024     2,923,433    7,708,750     51,507,457
                                                 ===========     =========    =========    ===========

Accounts payable and accrued expenses              8,292,878       160,049         --        8,452,927
Eye care claims payable                            2,086,829          --           --        2,086,829
Current installments of long-term debt and
   capital lease obligations                       1,221,192          --           --        1,221,192
                                                 -----------     ---------    ---------    -----------
     Total current liabilities                    11,600,899       160,049         --       11,760,948

Long-term debt and capital lease obligations,
   excluding current installments                 14,528,847     1,975,884    5,065,000     16,504,731
                                                 -----------     ---------    ---------    -----------
     Total liabilities                            26,129,746     2,135,933    5,065,000     28,265,679
Minority interest                                     54,254        54,254
Stockholders' equity:
     Preferred stock
     Common stock                                    462,686         7,875       27,792        470,561
     Additional paid-in capital                   27,174,345       779,625    2,615,958     27,953,970
     Accumulated deficit                          (5,237,007)         --           --       (5,237,007)
                                                 -----------     ---------    ---------    -----------

     Total stockholders' equity                   22,400,024       787,500    2,643,750     23,187,524
                                                 -----------     ---------    ---------    -----------

     Total liabilities and
       stockholders' equity                       48,584,024     2,923,433    7,708,750     51,507,457
                                                 ===========     =========    =========    ===========

                           OMEGA HEALTH SYSTEMS, INC.
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      NINE MONTHS ENDED SEPTEMBER 30, 1997

                                                                 ACQUIRED
                                                  HISTORICAL     OPERATIONS    ELIMINATIONS    ADJUSTMENTS     PRO FORMA
                                                  ----------     ----------    ------------    -----------    ----------
                                                      (1)            (2)              (3)           (3)
 Center net revenues                              26,557,752      8,472,039          --             --        35,029,791
 Managed care revenues                            13,694,044           --            --             --        13,694,044
 Optometric practice services                     16,305,115     12,553,629          --             --        28,858,744
 Mobile surgical and other                         1,485,309        469,715          --             --         1,955,024
                                                 -----------     ----------    ----------     ----------     -----------
      Total revenues                              58,042,220     21,495,383          --             --        79,537,603

 Center operating expenses                        22,268,837      8,299,061    (2,777,723)     2,072,890      29,863,065
 Eye care claims                                  10,546,856           --            --             --        10,546,856
 Selling, general and administrative expenses      5,364,528           --            --             --         5,364,528
 Cost of sales                                    16,226,988     12,068,019          --             --        28,295,007
 Provision for doubtful accounts                     579,760           --            --             --           579,760
                                                 -----------     ----------    ----------     ----------     -----------

      Earnings from operations                     3,055,251      1,128,303     2,777,723     (2,072,890)      4,888,387
 Nonoperating revenue (expense)                      214,577           --            --             --           214,577
 Interest expense                                    816,502         86,086       (86,086)(4)    776,841(4)    1,593,343

 Earnings before minority interest                 2,453,326      1,042,217     2,863,809     (2,849,730)      3,509,622
 Minority interest                                   310,849           --            --          168,939(5)      479,788
                                                 -----------     ----------    ----------     ----------     -----------

      Net earnings before income taxes             2,142,477      1,042,217     2,863,809     (3,018,669)      3,029,834

 Income tax expense (6)                             (820,000)        22,000       (22,000)      (330,000)     (1,150,000)
                                                 -----------     ----------    ----------     ----------     -----------

      Net earnings                                 1,322,477      1,020,217     2,885,809     (2,688,669)      1,879,834
                                                 ===========     ==========    ==========     ==========     ===========

Weighted average shares outstanding                                                                            8,192,778(7)
                                                                                                             ===========

Earnings per share                                                                                                  0.22
                                                                                                             ===========

------------

(8) Reflects the Company's actual results of operations for the nine months ended September 30, 1997.
(9)  Reflects the Transactions as if they had been completed on January 1, 1997.
(10) Reflects the effect of (i) reduced operating expenses that would have been duplicative or unnecessary under the Company's management, (ii) the elimination of physicians' compensation recognized in the historical financial statements of the practices with which the Company affiliated in the Transactions, (iii) the Company's obligation for the physician compensation under the related Management Agreements, (iv) nine months amortization of cost in excess of acquired net assets' fair value attributable to the Company's Management Agreements, and (v) additional depreciation expense for acquired equipment, furniture and fixtures.
(11) Reflects the effect of (i) an increase in interest expense due to long-term debt related to the Transaction and (ii) reduction in interest expense due to the repayment of long-term debt recognized in the historical financial statements of the practice with which the Company affiliated in the transactions.
(12) Reflects the recognition of minority interest related to components of Faust and Baribeau as if it had been completed January 1, 1997.
(13) The Company recognized a net income tax benefit of $1,180,000 during the third quarter of 1997 related to establishing certain deferred tax assets, which assets were previously fully reserved through related valuation allowances. These assets relate to the Company's projected ability to utilize net operating loss carryforwards. This net benefit has been excluded from the pro forma data for the nine months ended September 30, 1997 and income tax expense has been recognized at an assumed rate of 38% in the pro forma data for both the year ended December 31, 1996 and the nine months ended September 30, 1997. No income tax expense was recognized by the Company in years prior to 1997 because of the availability of net operating loss carryforwards.
(14) Reflects the actual weighted average number of shares outstanding (exclusive of the Transactions) for the nine months ended September 30, 1997 plus (i) 108,081 shares issued in conjunction with Hays, (ii) 195,365 shares issued in conjunction with PEN, (iii) 169,186 shares issued in conjunction with Faust, (iv) 66,667 shares in conjunction with Dillman, (v) 89,694 shares issued in conjunction with Golden, (vi) 131,250 shares issued in conjunction with Baribeau and (vii) 463,206 shares in conjunction with Chawla.

                           OMEGA HEALTH SYSTEMS, INC.
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1996

                                                                ACQUIRED
                                                HISTORICAL     OPERATIONS     ELIMINATIONS   ADJUSTMENTS     PRO FORMA
                                                ----------     -----------    ------------   -----------    -----------
                                                    (1)            (2)            (3)            (3)
 Center net revenues                             25,576,743     19,230,494           --             --       44,807,237
 Managed care revenues                           14,642,992           --             --             --       14,642,992
 Optometric practice services                          --       35,745,042           --             --       35,745,042
 Mobile surgical and other                        2,517,458        657,539           --             --        3,174,997
                                                 ----------     ----------     ----------     ----------     ----------
      Total revenues                             42,737,193     55,633,075           --             --       98,370,268

 Center operating expenses                       21,675,900     17,303,137     (5,121,868)     5,166,884     39,024,053
 Eye care claims                                 11,932,085           --             --             --       11,932,085
 Selling, general and administrative expenses     5,593,414           --             --             --        5,593,414
 Cost of sales                                    1,415,800     34,113,597           --             --       35,529,397
 Provision for doubtful accounts                    367,037           --             --             --          367,037
                                                 ----------     ----------     ----------     ----------     ----------

      Earnings from operations                    1,752,957      4,216,341      5,121,868     (5,166,884)     5,924,282
 Nonoperating revenue (expense)                     168,197         (9,223)          --             --          158,974
 Interest expense                                   568,730        185,266       (154,543)     1,663,368(4)   2,262,821


 Earnings before minority interest                1,352,424      4,021,852      5,276,411     (6,830,252)     3,820,435
 Minority interest                                   49,308           --             --          283,409(5)     332,717
                                                 ----------     ----------     ----------     ----------     ----------

      Net earnings before income taxes            1,303,116      4,021,852      5,276,411     (7,113,661)     3,487,718

 Income tax expense (6)                                --          112,000       (112,000)     1,290,456      1,290,456
                                                 ----------     ----------     ----------     ----------     ----------

      Net earnings                                1,303,116      3,909,852      5,388,411     (8,404,117)     2,197,262
                                                 ==========     ==========     ==========     ==========     ==========

Weighted average shares outstanding                                                                           6,822,375(7)
                                                                                                             ==========

Earnings per share                                                                                                 0.32
                                                                                                             ==========

-----------------
(1) Reflects the Company's actual results of operations for the nine months ended December 31, 1996.
(2)  Reflects the Transactions as if they had been completed on January 1, 1996.
(3) Reflects the effect of (i) reduced operating expenses that would have been duplicative or unnecessary under the Company's management, (ii) the elimination of physicians' compensation recognized in the historical financial statements of the practices with which the Company affiliated in the Transactions, (iii) the Company's obligation for the physician compensation under the related Management Agreements, (iv) twelve months amortization of cost in excess of acquired net assets' fair value attributable to the Company's Management Agreements, and (v) additional depreciation expense for acquired equipment, furniture and fixtures.
(4) Reflects the effect of (i) an increase in interest expense due to long-term debt related to the Transaction and (ii) reduction in interest expense due to the repayment of long-term debt recognized in the historical financial statements of the practice with which the Company affiliated in the transactions.
(5) Reflects the recognition of minority interest related to components of Faust and Baribeau as if it had been completed January 1, 1996.
(6) No income tax expense was recognized by the Company in its historical financial statements because of the availability of net operating loss carryforwards, however, the above statements include an income tax provision at an assumed rate of 37% for pro forma purposes.

(7) Reflects the actual weighted average number of shares outstanding (exclusive of the Transactions) for the twelve months ended December 31, 1997 plus (i) 108,081 shares issued in conjunction with Hays, (ii) 195,365 shares issued in conjunction with PEN, (iii) 169,186 shares issued in conjunction with Faust, (iv) 66,667 shares in conjunction with Dillman, (v) 89,694 shares issued in conjunction with Golden, (vi) 131,250 shares issued in conjunction with Baribeau and (vii) 463,206 shares in conjunction with Chawla.